UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2008

EXTERRAN PARTNERS, L.P.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointment of Ernie Danner

On October 28, 2008, the board of directors (the “Board”) of Exterran GP LLC, the general partner of Exterran General Partner, L.P., the general partner of Exterran Partners, L.P., appointed Ernie L. Danner, 54, as President and Chief Operating Officer of Exterran GP LLC.  Mr. Danner was appointed as President and Chief Operating Officer of Exterran Holdings, Inc. (“Exterran”), the indirect owner of Exterran GP LLC, effective on October 8, 2008.  Mr. Danner has been a director of Exterran since the consummation of the merger of Universal Compression Holdings, Inc. (“Universal”) and Hanover Compressor Company on August 20, 2007 and previously served as a director of Universal beginning with Universal’s acquisition of Tidewater Compression Service, Inc. in 1998. Mr. Danner served in various positions of increasing responsibility at Universal from 1998 until 2007, including as an Executive Vice President of Universal from February 1998 to 2007 and Chief Operating Officer from July 2006 to August 2007. Prior to joining Universal, Mr. Danner served as Chief Financial Officer and Senior Vice President of MidCon Corp., an interstate pipeline company and a wholly owned subsidiary of Occidental Petroleum Corporation.  Mr. Danner is also a director of Copano Energy, LLC (a midstream natural gas company) and Horizon Lines, LLC (a Jones Act shipping company), and he serves on the Board of Trustees of the John Cooper School in The Woodlands, Texas.

Stephen A. Snider, Exterran GP LLC’s Chief Executive Officer, ceased serving as Exterran GP LLC’s President upon Mr. Danner’s appointment to that position.

Mr. Danner entered into a change of control agreement with Exterran and will participate in Exterran’s Annual Pay Performance Plan, as described in Exterran’s Current Report on Form 8-K, filed on October 10, 2008 (the “Exterran 8-K”).  Neither we nor Exterran GP LLC have any form of employment agreement with Mr. Danner, either written or oral, that guarantees salaries, salary increases, bonuses or benefits.  There are no other arrangements or understandings between Mr. Danner and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. Danner and any executive officer or director of us, Exterran GP LLC or Exterran.

Appointment of Mr. Danner as Director

On October 28, 2008, Mr. Danner was appointed as a director of Exterran GP LLC.   Mr. Danner has not been appointed to serve on any Board committee.  As a non-independent director, Mr. Danner will not receive remuneration for his services on the Board.  Mr. Danner will receive remuneration for his services as President and Chief Operating Officer of Exterran, which indirectly owns all of the interest in Exterran GP LLC and a majority interest in us.  As disclosed in the Exterran 8-K, Mr. Danner’s base salary as President and Chief Operating Officer of Exterran has been set at $450,000, and he will participate in Exterran’s Annual Pay Performance Plan.  Under the terms of our omnibus agreement with Exterran, we will be allocated a portion of Mr. Danner’s compensation cost to reimburse Exterran for the services he will provide to us as President and Chief Operating Officer of Exterran GP LLC, which we intend to disclose in our annual proxy statement.

Amendment to Exterran Partners, L.P. Long-Term Incentive Plan

On October 28, 2008, the Board adopted an amendment (the “Plan Amendment”) to our Long-Term Incentive Plan (the “Plan”) and an amendment to the form of Grant of Options (the “Grant Amendment”) under the Plan.  The Plan Amendment and the Grant Amendment amend the Plan and the form of Grant of Options, respectively, to allow us the option to settle any exercised Option (as defined in the Plan) in a payment in cash equal to the Fair Market Value (as defined in the Plan) of the number of common units that we would otherwise issue upon exercise of such Option less the exercise price and any amounts we require to meet our withholding requirements under applicable law.

The foregoing description of the Plan Amendment and the Grant Amendment is qualified in its entirety by reference to the full texts of the Plan Amendment and the Grant Amendment, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Retirement Arrangements for Mr. Snider

As previously announced in Exterran’s Current Report on Form 8-K filed on October 10, 2008, Stephen A. Snider, Exterran’s Chief Executive Officer, plans to retire from that position by the end of June 2009.   Mr. Snider also intends to resign as our Chief Executive Officer by the end of June 2009.  In preparation for Mr. Snider’s retirement and in recognition of his service to Exterran and to us, on October 27, 2008, the compensation committee of Exterran’s board of directors approved amendments to each award agreement pursuant to which Mr. Snider was granted outstanding options, restricted stock or Partnership unit appreciation rights (collectively, the “Exterran Award Agreements”) under the Universal Compression Holdings, Inc. Incentive Stock Option Plan, the Universal Compression Holdings, Inc. Restricted Stock Plan for Executive Officers and the Exterran Holdings, Inc. Amended and Restated 2007 Stock Incentive Plan.  The amendments provide that (a) each outstanding unvested option and share of restricted stock granted under the Exterran Award Agreements will vest in full upon Mr. Snider’s retirement date and (b) the exercise term of each option and unit appreciation right granted under the Exterran Award Agreements will be extended through its original term, as set forth in the applicable plan or Exterran Award Agreement.

On October 28, 2008, the Board’s compensation committee approved amendments to each award agreement pursuant to which Mr. Snider was granted outstanding unit options or phantom units with distribution equivalent rights (collectively, the “Partnership Award Agreements”) under the Plan.  The amendments provide that (a) each outstanding phantom unit granted under the Partnership Award Agreements will vest in full upon Mr. Snider’s retirement date and (b) the exercise term of each unit option granted under the Partnership Award Agreements will be extended through its original term, as set forth in the applicable Partnership Award Agreement.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

10.1	Second Amendment to Exterran Partners, L.P. Long-Term Incentive Plan.

10.2	Form of Amendment No. 2 to Grant of Options under the Exterran Partners, L.P. Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

October 30, 2008	By:	/s/ DANIEL K. SCHLANGER

Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

Exhibit Index

10.1	Second Amendment to Exterran Partners, L.P. Long-Term Incentive Plan.

10.2	Form of Amendment No. 2 to Grant of Options under the Exterran Partners, L.P. Long-Term Incentive Plan.